Group - Statement of Cash Flows - USD ($) $ in Millions		6 Months Ended				12 Months Ended
		Jun. 30, 2022		Jun. 30, 2021		Dec. 31, 2021
Cash flows from operating activities
Receipts from customers		$ 2,150		$ 1,977		$ 4,054
Payments to suppliers and employees		(1,620)		(1,363)		(2,701)
Cash generated from operations		530		614		1,353
Dividends received from joint ventures	[1]	549		71		231
Taxation refund		0		7		20
Taxation paid		(87)		(225)		(336)
Net cash inflow (outflow) from operating activities		992		467		1,268
Cash flows from investing activities
Capital expenditure		(434)		(429)		(1,027)
Interest capitalised and paid		(1)		(9)		(14)
Acquisition of assets	[2]	(365)		0		0
Acquisition of intangible assets		0		0		(1)
Dividends from other investments		8		12		22
Proceeds from disposal of tangible assets		0		2		25
Other investments and assets acquired		(16)		(5)		(4)
Proceeds from disposal of joint ventures		0		2		2
Loans advanced		0		(10)		(15)
Decrease (increase) in cash restricted for use		(10)		13		14
Interest received		32		29		58
Net cash inflow (outflow) from investing activities		(786)		(395)		(940)
Cash flows from financing activities
Proceeds from borrowings		202		7		822
Repayment of borrowings		(96)		(7)		(820)
Repayment of lease liabilities		(40)		(30)		(63)
Finance costs - borrowings		(49)		(49)		(111)
Finance costs - leases		(5)		(5)		(9)
Other borrowing costs		(11)		0		(35)
Dividends paid		(69)		(207)		(240)
Net cash inflow (outflow) from financing activities		(68)		(291)		(456)
Net increase (decrease) in cash and cash equivalents		138		(219)		(128)
Translation		(26)		(30)		(48)
Cash and cash equivalents at beginning of period		1,154	[3]	1,330		1,330
Cash and cash equivalents at end of period		$ 1,266		$ 1,081	[3]	$ 1,154 [3]

[1]	Received from Kibali.
[2]	On 18 January 2022, AngloGold Ashanti announced the successful completion of the previously announced plan of arrangement with Corvus Gold Inc.(“Corvus”), pursuant to which AngloGold Ashanti agreed to acquire the remaining 80.5% of common shares of Corvus, not already owned by AngloGold Ashanti. On acquisition, AngloGold Ashanti obtained control over Corvus.
Under the terms of the arrangement, the shareholders of Corvus (other than the AngloGold Ashanti group) received C$4.10 in cash per Corvus share.The acquisition was concluded to represent an asset acquisition under IFRS.

The total consideration was $460m, including a non-cash consideration of $95m. The non-cash consideration primarily represents the fair value of $80m of the 19.5% Corvus investment held by the group, prior to the acquisition of the 80.5%, and previously accounted for as an equity investment at fair value through OCI. The cash consideration paid, including transaction costs, at an exchange rate of C$1.26/$, amounted to $365m.

The Company has completed its analysis to assign fair values to all identifiable assets acquired and liabilities assumed. In accordance with asset acquisition accounting, the Company has allocated the total purchase consideration to these identifiable assets based on their relative fair values at the date of the acquisition to leased mineral properties & exploration results of $450m and water rights of $10m.

[3]	The tangible assets and accumulated losses and other reserve balances for 30 June 2021 and 31 December 2021 have been retrospectively restated and increased with $33m due to the initial application of the amendment to IAS 16 “Property, Plant and Equipment - Proceeds before Intended Use” on 1 January 2022. Refer to note 15.